UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

JOHN HANCOCK LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	333-45862	04-1414660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

John Hancock Place, P.O. Box 111, Boston, Massachusetts	02117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 572-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 Material Modification to Rights of Security Holders.

On July 8, 2005, the United States Securities and Exchange Commission (the “SEC”) declared effective a joint Registration Statement on Form F-3 (the “Registration Statement”) (SEC File Nos. 333-124223 and 333-124223-01) filed by Manulife Financial Corporation (“MFC”) and its indirect wholly-owned subsidiary, John Hancock Life Insurance Company (“JHLIC”), for the offering and sale by

•	JHLIC, on or after July 8, 2005, of up to $2,400,000,000 aggregate principal amount of its SignatureNotesSM with maturities of twelve months or more from the date of issue (“SignatureNotes”), and

•	MFC of its full and unconditional subordinated guarantee of JHLIC’s payment obligations with respect to SignatureNotes sold on or after July 8, 2005 (the “Subordinated New Note Guarantee”).

On July 8, 2005, MFC executed the Subordinated New Note Guarantee which is filed as Exhibit 4.1 hereto. The terms of the Subordinated New Note Guarantee are incorporated by reference herein.

The SignatureNotes are being offered by ABN AMRO Financial Services, Inc. and certain other agents pursuant to a Selling Agent Agreement, dated as of July 8, 2005, among JHLIC, MFC and the other signatories thereto. The Selling Agent Agreement is filed as Exhibit 4.2 hereto and the terms of the Selling Agent Agreement are incorporated by reference herein.

On July 8, 2005, MFC also fully and unconditionally guaranteed, on a subordinated basis, JHLIC’s payment obligations with respect to SignatureNotes sold before July 8, 2005 (the “Subordinated Old Note Guarantee”). The Subordinated Old Note Guarantee is filed as Exhibit 4.3 hereto and the terms of the Subordinated Old Note Guarantee are incorporated by reference herein.

Prior to July 8, 2005, SignatureNotes were issued pursuant to an Indenture, dated as of June 15, 2002, between JHLIC and JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank) (the “Trustee”), as amended by a Supplemental Indenture, dated as of January 16, 2003 (the “Indenture”). On July 8, 2005, JHLIC and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), to provide for the Subordinated New Note Guarantee and to permit the Trustee to enforce all of its rights under the Indenture against MFC. The Second Supplemental Indenture is filed as Exhibit 4.4 hereto and the terms of the Second Supplemental Indenture are incorporated by reference herein.

Also on July 8, 2005, JHLIC and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”), to provide for the Subordinated Old Note Guarantee. The Third Supplemental Indenture is filed as Exhibit 4.5 hereto and the terms of the Third Supplemental Indenture are incorporated by reference herein.

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ITEM 8.01 Other Events.

JHLIC no longer files annual, quarterly or current reports with the SEC under the Securities Exchange Act of 1934, as amended. MFC implemented the Subordinated New Note Guarantee and the Subordinated Old Note Guarantee, as described in Item 3.03 above (collectively, the “Guarantees”), in order to save JHLIC the expense of being a company required to periodically file annual and quarterly reports with the SEC. As a publicly-traded company whose common shares are listed for trading principally on the Toronto Stock Exchange and the New York Stock Exchange, MFC files annual and other reports with the SEC. Under the SEC’s rules, the Guarantees have been implemented in order to eliminate the need for JHLIC to file such reports. JHLIC will no longer have to file such reports with the SEC. As a result, there will be no separate financial statements of JHLIC filed with the SEC or included in, or incorporated by reference in, the registration statements of JHLIC on file with the SEC, other than the historic financial statements of JHLIC expressly incorporated by reference into the Registration Statement identified in Item 3.03 above. JHLIC has been a subsidiary of MFC for financial reporting purposes since April 28, 2004 and, as a consequence, JHLIC has been, and will continue to be, included in the consolidated financial statements of MFC in reports filed by MFC with the SEC since that date. MFC’s financial statements include a footnote containing condensed consolidating financial information with separate columns for MFC, John Hancock Financial Services, Inc., John Hancock Variable Life Insurance Company, JHLIC and other subsidiaries of MFC, together with consolidating adjustments.

ITEM 9.01 Financial Statements and Exhibits

(c)	The following exhibits are filed with this report:

Exhibit Number	Description
4.1	Subordinated New Note Guarantee, dated as of July 8, 2005, by Manulife Financial Corporation in favor of the holders of certain notes or other indebtedness issued by John Hancock Life Insurance Company on or after July 8, 2005 under its SignatureNotesSM program.

4.2	Selling Agent Agreement, dated as of July 8, 2005, by and among John Hancock Life Insurance Company, Manulife Financial Corporation, ABN AMRO Financial Services, Inc. and the other parties named therein.

4.3	Subordinated Old Note Guarantee, dated as of July 8, 2005, by Manulife Financial Corporation in favor of the holders of certain notes or other indebtedness issued by John Hancock Life Insurance Company prior to July 8, 2005 under its SignatureNotesSM program.

4.4	Second Supplemental Indenture, dated as of July 8, 2005, between John Hancock Life Insurance Company and JPMorgan Chase Bank, N.A.

4.5	Third Supplemental Indenture, dated as of July 8, 2005, between John Hancock Life Insurance Company and JPMorgan Chase Bank, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Ronald J. McHugh
Ronald J. McHugh
Senior Vice President

Date: July 8, 2005

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Subordinated New Note Guarantee, dated as of July 8, 2005, by Manulife Financial Corporation in favor of the holders of certain notes or other indebtedness issued by John Hancock Life Insurance Company on or after July 8, 2005 under its SignatureNotesSM program.

4.2	Selling Agent Agreement, dated as of July 8, 2005, by and among John Hancock Life Insurance Company, Manulife Financial Corporation, ABN AMRO Financial Services, Inc. and the other parties named therein.

4.3	Subordinated Old Note Guarantee, dated as of July 8, 2005, by Manulife Financial Corporation in favor of the holders of certain notes or other indebtedness issued by John Hancock Life Insurance Company prior to July 8, 2005 under its SignatureNotesSM program.

4.4	Second Supplemental Indenture, dated as of July 8, 2005, between John Hancock Life Insurance Company and JPMorgan Chase Bank, N.A.

4.5	Third Supplemental Indenture, dated as of July 8, 2005, between John Hancock Life Insurance Company and JPMorgan Chase Bank, N.A.